SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934




Date of Report (Date of earliest event reported):   July 1, 1999
                                                    ............................

                               VIALOG CORPORATION
 ...............................................................................
             (Exact name of registrant as specified in its charter)


   Massachusetts                  333-44041                    04-3305282
 ....................       ......................         ......................
  (State or other                (Commission                (I.R.S. Employer
   jurisdiction                  File Number)              Identification No.)
  of incorporation)



                    35 New England Business Center, Suite 160
                                Andover, MA 01810
 ...............................................................................
                    (Address of principal executive offices)


                                                     (978) 975-3700
Registrant's telephone number, including area code..............................


 ...............................................................................
         (Former name or former address, if changed since last report.)

Item 5.  Other Events

         VIALOG Corporation ("VIALOG") appointed Kim Mayyasi as a Class III Director effective July 1, 1999. Mr. Mayyasi's term will expire in May 2000.
Mr. Mayyasi currently serves as President and Chief Executive Officer of VIALOG.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                                        VIALOG CORPORATION



Date:  July 6, 1999                                     By: /s/ Kim Mayyasi
                                                            --------------------
                                                            Kim Mayyasi
                                                            President